Exhibit 23.1




       CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated
February 23, 1995 included in the UAL Corporation
Annual Report on Form  10-K for the year ended
December 31, 1994, and to all references to our Firm included in this Registration Statement on Form S-8.


                                   /s/ Arthur Andersen LLP

                                   Arthur Andersen LLP




Chicago, Illinois
March 5, 1996